Exhibit 4.10 Specimen Stock Certificate

Number		Shares

PROGINET CORPORATION
	INCOPORATED UNDER THE LAWS OF DELAWARE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
COMMON STOCK		CUSIP 742942 10 5

THIS CERTIFIES THAT
SPECIMEN

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001, OF
Proginet Corporation
CERTIFICATE OF STOCK
transferable on the books of the Corporation by the record holder hereof, in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and
registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

SPECIMEN [SIGNATURE APPEARS HERE] CHIEF FINANCIAL OFFICER AND TREASURER	[SEAL APPEARS HERE]	SPECIMEN [SIGNATURE APPEARS HERE] PRESIDENT AND CHIEF EXECUTIVE OFFICER

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE. PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT-	Custodian .
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants	Under Uniform Gifts to Minors Act
	in common		(State)

		UNIF TRF MIN ACT	Custodian (until age )
(Cust)

Under Uniform Transfers
(Minor)

To Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________________________________________ hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
 INDENTIFYING NUMBER OF ASSIGNEE)

______________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________________Shares
of the Common Stock represented by the within Certificate. and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________________Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

____________________________________________________________________
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17AD-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE.  IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.